 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-6076

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: September 30, 2020

Item 1. Reports to Stockholders.

Semi-Annual Report

September 30, 2020

AlphaMark Actively Managed Small Cap ETF

Ticker: SMCP

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

AlphaMark Actively Managed Small Cap ETF

AlphaMark Actively Managed Small Cap ETF

September 30, 2020

Dear Shareholder:

The AlphaMark Actively Managed Small Cap ETF (the “Fund”) investment philosophy is founded on an appreciation of risk. We attempt to identify ETFs with the most favorable risk/reward profiles in the small cap universe, including growth, value, foreign and domestic. In order to do so we must continuously review the global economic landscape. We are concerned that headwinds have increased and therefore risk has increased. The Merriam-Webster Dictionary defines risk (as related to stock markets) as the chance that an investment (such as a stock or commodity) will lose value. In addition, it defines calculated risk as a hazard or chance of failure whose degree of probability has been reckoned or estimated before some undertaking is entered upon. The stock market’s euphoric rise in August (+7% for the S&P 500®), was on the heels of a powerful rebound from the market’s low in March of this year. Most of the time an investor can only see the froth in a market from some point in the future. In hindsight, the excesses created in the 1999 Dot-Com Bubble were obvious: excessive stock valuations, high levels of IPO issuance, story stocks gaining on no new news, market pundits making excuses for excessive valuation levels and retail investors going all in. Are these things present today? Is it really different, this time?

We are confident that certain areas of the market are bouncing into unrealistic valuations and the clues are laying before us. All of this is happening in the face of unprecedented market uncertainty. There is one caveat, the Federal Reserve has added a historic amount of liquidity into the system and the Federal Government has thrown trillions of dollars at the economy. The easiest way to understand what this means is to look at the supply of money circulating in the economy. The M2 measurement of the supply of money includes all U.S. cash, checking, savings, money market funds and near money like investments that can be easily converted to cash. M2 increased close to 20% during the Spring and early Summer. Typically, this type of increase would occur over 3 or 4 years. Obviously when $3 trillion+ hits the financial system, the money has to go somewhere. This is the very definition of inflation, too many dollars chasing too few investments. The problem with the old adage, “Don’t fight the Fed”, is that the bazooka has been unloaded. Short term interest rates are at 0% and the Federal Government’s appetite to repeat another $3 trillion aid package has been tempered. In our opinion, the shotgun approach was effective in the short term, and most likely staved off a deep recession, however, headwinds are brewing: increased taxes, state and municipal tax revenues have been pummeled, unemployment levels are still historically high, unknown COVID outcomes, presidential election uncertainty and extreme geo-political worries.

AlphaMark Actively Managed Small Cap ETF

Let’s take a look at some of the signals that are flashing as the headwinds are growing. Even after the recent market drop, the Price to Sales ratio of the S&P 500® Index is at an all-time high. This measurement looks at the market capitalization of all of the stocks in the S&P 500® divided by the total sales that these stocks had over the past 12 months. As of September 30, 2020, the average over the last 20 years was 1.56. The current ratio is 2.34, a 50% premium, during a pandemic. The Price to Sales ratio for the Technology Sector is an astonishing 6.4. It is no secret that the run up in Technology Sector has fueled the recent increases in the overall stock market. In fact, Technology stocks now represent 28% of the S&P 500®. In our opinion, the market has become too heavily tilted to one sector with extreme valuations. We do believe there are values to be found in other sectors and some, even still, in the Technology Sector.

July 9th, 2020 Wall Street Journal headline, “Companies Raised Record Amounts by Selling Stock During Covid-19 Crisis”. Quote from CNBC September 9th article, “There has been a historic $33 billion funding raised via a total of 86 SPACs this year alone, a more than 260% jump from the same period a year ago”. A SPAC (Special Purpose Acquisition Company) is formed to raise funds to finance a merger or acquisition within two years typically. The target firm will be taken public through the acquisition. SPACs are not new investment vehicles but are seeing record levels of flows. These investment vehicles are highly speculative by their nature. Historically, IPO issuance reaches record levels when capital markets are peaking. The underwriters are aware that the money that they can raise is based on extreme valuations and it is not going to last. The same holds true for SPACs. The interesting fallout from this, is the sucking of capital from the rest of the stock market. Remember that extra $3 trillion sloshing around, it has to go somewhere, until it is all used up.

Both Tesla and Apple announced stock splits in July, effective August 31st. During the month of August, these stocks rose 74% and 26% respectively, without any other news. Apple’s market capitalization topped $2 trillion, equal to 10% of the US’s annual GDP! Zoom Video and Peloton are 2 other stocks that have defied gravity. They are story stocks because they are trading on the story of a closed down economy and in our opinion their prices do not reflect any semblance of reality. We feel that these are very dangerous stocks to own. In our opinion this is not investing; this is pure speculation. It is a version of the greater fool theory; you hope there is someone willing to pay more for your purchase than you paid. Hope is not math and has no probable outcomes. The last time we saw this type of widespread speculative “investing” was 1999.

As the market goes up and the high-flying Technology stocks continue to go up, Wall Street analysts take the easy route and adjust their price targets up. In one sense, it makes sense to raise a target as the underlying index or stock blasts right through their previous estimate. In the absence of additional good news and the continuation of headwinds, in our opinion this only makes sense if you subscribe to the greater fool

AlphaMark Actively Managed Small Cap ETF

theory. We feel it is absolutely reckless to continue to raise your targets just because everyone else is. Increasingly, analysts are noting that traditional economic valuation methods are not valid, and they are resorting to alternative metrics. This reminds us of a period of time when analysts-based valuations on “number of page views”, and “number of clicks”, etc. Whenever Wall Street analysts abandon traditional valuation metrics, it is time to take caution.

Retail trading sustained record volumes during the second quarter, as stocks roared back from the depths of the coronavirus market rout, according to quarterly reports from online brokers TD Ameritrade and Interactive Brokers. Option trading activity comprised a large share of this new trading by retail investors, commonly referred to as “dumb money”. Option trading is highly speculative when entered into without a corresponding hedge and can still be very risky even with a hedge. The majority of retail investors do not use hedges. Institutional investors will use options as a tool to reduce risk. Historically, when retail investors drive up share prices, paying unrealistic valuation for stocks, we are at a high point in the story stocks…the stocks that retail investors love.

The difference between taking a calculated risk and basic risk, for an investor, is using variables to predetermine the likelihood of the true value of an investment versus investing on the basis of hope. Uncertainty continues to loom over the horizon. Over the last 12 months, we have moved the portfolio to a more defensive position with a higher weighting towards cash and value. The market has not rewarded these actions and continues its excessive risk taking. Growth continues to rise without regard to valuation. In our opinion, we are positioned for when this stance reverses. The market is at an inflection point and does not seem to be able to break through new highs. We believe our posture will give the Fund a distinct advantage.

During the six-month period ended September 30, 2020 (the “current fiscal period”), the net asset value per share of the Fund increased from $17.63 to $21.24, a total return of 20.45%. The market price increased from $17.34 to $21.26, a total return of 19.86%. During this time, the Russell 2000® Index gained 31.60%. The main contributors of gains in the Fund during this time period came from the following holdings: iShares Russell 2000 Growth (IWO +40.50%) and iShares MSCI Emerging Markets Small Cap (EEMS +37.57%). None of the holdings returned less than 23% with the exception of cash.

As of the end of the current fiscal period, the Fund’s assets were invested among 5 Exchange Traded Funds (“ETFs”). The investments were: iShares Russell 2000 Value ETF (45.6%), iShares Russell 2000 Growth ETF (17.3%) iShares MSCI Emerging Markets Small-Cap ETF (EEMS 7.3%), iShares MSCI EAFE Small-Cap ETF (5.8%) and iShares Russell 2000 ETF (0.8%). Cash equivalents represented 23.2% of the Fund’s net assets.

AlphaMark Actively Managed Small Cap ETF

As of September 30, 2020, the Fund had net assets of $19.1 million.

In conclusion, we are confident our strategy for investing in the small cap ETFs that present the most compelling value versus their counterparts in the small cap universe should provide a better risk adjusted return.

Sincerely,

Michael L. Simon
President and Chief Investment Officer
AlphaMark Advisors, LLC

Must be preceded or accompanied by a prospectus.

The Russell 2000® index is an index measuring the performance of approximately 2,000 smallest-cap American companies in the Russell 3000® Index, which is made up of 3,000 of the largest U.S. stocks. It is a market-cap weighted index. One cannot invest directly in an index.

Investing involves risk. Principal loss is possible. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Investing in investment companies, such as ETFs will subject the Fund to additional expenses of each investment company and risk of owning the underlying securities held by each. ETFs may trade at a premium or discount to their net asset value. Shares of ETFs are bought and sold at market price (rather than NAV) and not individually redeemed from the fund. Brokerage commissions will reduce returns.

Market returns are based on the daily composite close price from all active exchanges at 4:00 p.m. Eastern time and do not represent the returns you would receive if you traded shares at other times.

The S&P 500® is a broad-based index of 500 stocks, which is widely recognized as representative of the equity market in general.

AlphaMark Advisors LLC is the Adviser (the “Adviser”) to the AlphaMark Actively Managed Small Cap ETF, which is distributed by Quasar Distributors, LLC.

AlphaMark Actively Managed Small Cap ETF

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

Fund holdings and allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of Fund holdings.

Diversification does not assure a profit or protect against loss in a declining market.

AlphaMark Actively Managed Small Cap ETF

Portfolio Allocation
As of September 30, 2020 (Unaudited)

Asset Class or Sector	Percentage of Net Assets
U.S. Domestic Equity	63.7%
Short-Term Investments	23.2
Emerging Market Equity	7.4
Developed Market Equity	5.8
Liabilities in Excess of Other Assets	(0.1)
Total	100.0%

AlphaMark Actively Managed Small Cap ETF

Schedule of Investments
September 30, 2020 (Unaudited)

Shares	Security Description	Value
	EXCHANGE TRADED FUNDS — 76.9% (a)
	Developed Market Equity — 5.8%
18,900	iShares MSCI EAFE Small-Cap ETF	$1,114,911

	Emerging Market Equity — 7.4%
32,080	iShares MSCI Emerging Markets Small-Cap ETF	1,404,783

	U.S. Domestic Equity — 63.7%
1,036	iShares Russell 2000 ETF	155,183
14,910	iShares Russell 2000 Growth ETF	3,302,863
87,752	iShares Russell 2000 Value ETF (b)	8,716,406
		12,174,452
	TOTAL EXCHANGE TRADED FUNDS (Cost $14,683,038)	14,694,146

	SHORT-TERM INVESTMENTS — 23.2%
4,433,420	Fidelity® Investments Money Market Funds - Government Portfolio, Class I, 0.01% (c)	4,433,420
	TOTAL SHORT-TERM INVESTMENTS (Cost $4,433,420)	4,433,420
	TOTAL INVESTMENTS — 100.1% (Cost $19,116,458)	19,127,566
	Liabilities in Excess of Other Assets — (0.1)%	(11,650)
	NET ASSETS — 100.0%	$19,115,916

Percentages are stated as a percent of net assets.
The Fund’s security classifications are defined by the Fund Adviser.
(a)

The risks of investing in investment companies, such as the underlying ETFs, typically reflect the risks of the types of investments in which the investment companies invest. See Note 7 in Notes to Financial Statements.

(b)

Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c) Rate shown is the annualized seven-day yield as of September 30, 2020.

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF

Statement of Assets and Liabilities
September 30, 2020 (Unaudited)

ASSETS
Investments in securities, at value (Cost $19,116,458)	$19,127,566
Dividends and interest receivable	2,631
Total assets	19,130,197

LIABILITIES
Management fees payable	14,281
Total liabilities	14,281

NET ASSETS	$19,115,916

Net Assets Consist of:
Paid-in capital	$23,557,667
Total distributable earnings (accumulated deficit)	(4,441,751)
Net assets	$19,115,916

Net Asset Value:
Net assets	$19,115,916
Shares outstanding ^	900,000
Net asset value, offering and redemption price per share	$21.24

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF

Statement of Operations
For the Six-Months Ended September 30, 2020 (Unaudited)

INCOME
Dividends	$118,843
Interest	1,600
Total investment income	120,443

EXPENSES
Management fees	82,246
Total expenses	82,246
Net investment income (loss)	38,197

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(1,169,807)
Change in unrealized appreciation (depreciation) on investments	4,376,443
Net realized and unrealized gain (loss) on investments	3,206,636
Net increase (decrease) in net assets resulting from operations	$3,244,833

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF

Statements of Changes in Net Assets

	Six-Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020
OPERATIONS
Net investment income (loss)	$38,197	$234,221
Net realized gain (loss) on investments	(1,169,807)	843,532
Change in unrealized appreciation (depreciation) on investments	4,376,443	(6,191,678)
Net increase (decrease) in net assets resulting from operations	3,244,833	(5,113,925)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	—	(138,538)
Total distributions to shareholders	—	(138,538)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	—	—
Payments for shares redeemed	—	(2,337,395)
Net increase (decrease) in net assets derived from capital share transactions (a)	—	(2,337,395)
Net increase (decrease) in net assets	$3,244,833	$(7,589,858)

NET ASSETS
Beginning of period/year	$15,871,083	$23,460,941
End of period/year	$19,115,916	$15,871,083

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Subscriptions	—	—
Redemptions	—	(100,000)
Net increase (decrease)	—	(100,000)

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF

Financial Highlights
For a capital share outstanding throughout the period/year

	Six-Months Ended September 30, 2020 (Unaudited)		Year Ended March 31, 2020		Year Ended March 31, 2019		Year Ended March 31, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016(1)
Net asset value, beginning of period/year	$17.63		$23.46		$25.00		$24.40	$22.58	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.04	(3)	0.25	(3)	(0.04	)(3)	(0.14)	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments	3.57		(5.93)		(1.50)		0.74	1.87	(2.34)
Total from investment operations	3.61		(5.68)		(1.54)		0.60	1.82	(2.42)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—		(0.15)		—		—	—	—
Total distributions	—		(0.15)		—		—	—	—

Net asset value, end of period/year	$21.24		$17.63		$23.46		$25.00	$24.40	$22.58

Total return	20.45	%(4)	-24.37%		-6.15%		2.47%	8.12%	-9.66	%(4)

SUPPLEMENTAL DATA:
Net assets at end of period/year (000’s)	$19,116		$15,871		$23,461		$26,248	$26,835	$24,841

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.90	%(5)(6)	0.90	%(5)	0.90	%(5)	0.90%	0.90%	0.90	%(6)
Net investment income (loss) to average net assets	0.42	%(3)(6)	1.07	%(3)	(0.18	)%(3)	(0.56)%	(0.23)%	(0.39	)%(6)

Portfolio turnover rate (7)	12	%(4)	62%		360%		41%	47%	52	%(4)

(1)	Commencement of operations on April 20, 2015.
(2)	Calculated based on average shares outstanding during the period/year.
(3)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.

(4)	Not annualized.
(5)	Does not include expenses of the investment companies in which the Fund invests.
(6)	Annualized.
(7)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF

Notes to Financial Statements
September 30, 2020 (Unaudited)

NOTE 1 – ORGANIZATION

AlphaMark Actively Managed Small Cap ETF (the “Fund”) is a diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to seek long-term growth of capital. The Fund commenced operations on April 20, 2015.

The end of the reporting period for the Fund is September 30, 2020, and the period covered by these Notes to Financial Statements is the six-month period from April 1, 2020 through September 30, 2020 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks, and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2020 (Unaudited) (Continued)

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2020 (Unaudited) (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of the end of the current fiscal period:

Assets^	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$14,694,146	$—	$—	$14,694,146
Short-Term Investments	4,433,420	—	—	4,433,420
Total Investments in Securities	$19,127,566	$—	$—	$19,127,566

^	See Schedule of Investments for further disaggregation of investment categories.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all net taxable investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and applicable state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the current fiscal period, the Fund did not incur any interest or penalties.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2020 (Unaudited) (Continued)

income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities are declared and paid by the Fund at least annually. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

F.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for creation units of the Fund is equal to the Fund’s NAV per share.

G.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

The permanent differences primarily relate to redemptions in-kind. During the fiscal year ended March 31, 2020, the following table shows the reclassifications made:

Distributable Earnings (Accumulated Deficit)	Paid-In Capital
$(300,534)	$300,534

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2020 (Unaudited) (Continued)

During the fiscal year ended March 31, 2020, the Fund realized $300,534 in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated deficit) to paid-in capital.

I.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

AlphaMark Advisors, LLC (“the Adviser”), serves as the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser also arranges for the transfer agency, custody, fund administration and accounting, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Advisor has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Fund, the Fund pays the Adviser 0.90% at an annual rate based on the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”), acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s Custodian, transfer agent, and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s Custodian.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2020 (Unaudited) (Continued)

A Trustee and all officers of the Trust are affiliated with the Administrator and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $1,749,899 and $3,454,594, respectively.

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, there were no in-kind transactions associated with creations and redemptions.

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes at March 31, 2020 were as follows:

Tax cost of investments	$20,245,943
Gross tax unrealized appreciation	$—
Gross tax unrealized depreciation	(4,366,295)
Net tax unrealized appreciation (depreciation)	(4,366,295)
Undistributed ordinary income	95,683
Undistributed long-term capital gains	—
Other accumulated gain (loss)	(3,415,972)
Distributable earnings (accumulated deficit)	$(7,686,584)

The difference between the cost basis for financial statement and federal income tax purposes is due primarily to timing differences in recognizing wash sales.

A regulated investment company may elect for any taxable year to treat any portion or any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended March 31, 2020, the Fund did not elect to defer any post-October capital losses or late-year ordinary losses.

As of March 31, 2020, the Fund had a short-term capital loss carryforward of $3,415,972. This amount does not have an expiration date. During the fiscal year ended March 31, 2020, the Fund utilized $542,135 of its capital loss carryforward.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2020 (Unaudited) (Continued)

The tax character of distributions paid by the Fund during the fiscal year ended March 31, 2020, was $138,538 of ordinary income. No distributions were paid during the fiscal year ended March 31, 2019.

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on The Nasdaq Stock Market, LLC. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charges, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $250, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% of the value of the Creation Units subject to the transaction. Variable fees received by the Fund, if any, are displayed in the capital shares transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2020 (Unaudited) (Continued)

NOTE 7 – RISKS

Covid-19 Risk. The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

Investment Company Risk. The risks of investing in investment companies, such as the underlying ETFs, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective. Investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted for a number of reasons.

AlphaMark Actively Managed Small Cap ETF

Expense Example
For the Six-Months Ended September 30, 2020 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated in the following Expense Example Table.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During the Period(1)
Actual	$1,000.00	$ 1,204.50	$4.97
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,020.56	$4.56

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.90%, multiplied by the average account value during the six-month period, multiplied by 183/365 to reflect the one-half year period.

AlphaMark Actively Managed Small Cap ETF

Review of Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2019. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

AlphaMark Actively Managed Small Cap ETF

Federal Tax Information
(Unaudited)

For the fiscal year ended March 31, 2020, certain dividends paid by the Fund may be subject to a maximum rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividend received deduction for the fiscal year ended March 31, 2020 was 75.90%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Information About Portfolio Holdings
(Unaudited)

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at www.alphamarkadvisors.com/etf/ daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.alphamarkadvisors.com/etf/.

Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

AlphaMark Actively Managed Small Cap ETF

Information About the Fund’s Trustees
(Unaudited)

The SAI includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 617-0004 or by accessing the SEC’s website at www.sec.gov or by accessing the Fund’s website at www.alphamarkadvisors.com/etf/.

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.alphamarkadvisors.com/etf/.

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Adviser

AlphaMark Advisors, LLC

810 Wright’s Summit Parkway, Suite 100

Fort Wright, Kentucky 41011

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association

1555 North Rivercenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

AlphaMark Actively Managed Small Cap ETF

Symbol – SMCP

CUSIP – 26922A834

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the first fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	12/07/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	12/07/2020

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	12/07/2020

*	Print the name and title of each signing officer under his or her signature.